J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681








October 31, 1995

Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, New York 10020


Re:  Municipal Securites Trust Multi-State Series 27

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No.33-15051 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     Frank A. Ciccotto


FAC/trh

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681








October 31, 1995

Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, New York 10020



Re:  Municipal Securites Trust Multi-State Series 30

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No.33-22096 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     Frank A. Ciccotto


FAC/trh

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681








October 31, 1995

Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, New York 10020


Re:  Municipal Securites Trust Multi-State Series 31

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No.33-23673 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     Frank A. Ciccotto


FAC/trh

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681








October 31, 1995

Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, New York 10020



Re:  Municipal Securites Trust Multi-State Series 32

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No.33-25293 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     Frank A. Ciccotto


FAC/trh

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681








October 31, 1995

Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, New York 10020



Re:  Municipal Securites Trust Multi-State Series 33

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No.33-25847 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     Frank A. Ciccotto


FAC/trh